UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                               AMENDMENT NO. 3 TO
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 22, 2007
                                                           ------------

                               ESCALA GROUP, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       1-11988               22-2365834
           --------                       -------               ----------
(State or other jurisdiction of   (Commission file number)   (I.R.S. employer
incorporation or organization)                              identification no.)

                                623 Fifth Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (212) 421-9400
                                 --------------
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

This Amendment No. 3 amends the Current Report on Form 8-K of Escala Group, Inc. (the "Company"), filed with the Securities and Exchange Commission (the "SEC") on May 29, 2007, as amended by Amendments No. 1 and No. 2 filed with the SEC on June 4, 2007 (including such amendments, the "May 29 8-K"), relating to the resignation of Amper, Politziner & Mattia, P.C. ("Amper") as the Company's independent registered public accounting firm. This Form 8-K/A amends the May 29 8-K to include the letter from Amper addressed to the SEC as required by Item 304(a)(3) of Regulation S-K. The information previously reported in the May 29 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 4.01         Changes in Registrant's Certifying Accountant

Incorporated by reference to the May 29 8-K.

Item 8.01         Other Events

Incorporated by reference to the May 29 8-K.

Item 9.01.        Financial Statements and Exhibits.

(d)  Exhibits

          16. Letter from Amper, Politziner & Mattia, P.C. dated June 18, 2007.

         99.1 Letter from Amper, Politziner & Mattia, P.C. dated May 22, 2007. Incorporated by reference to Exhibit 99.1 of the May 29 8-K.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June  20, 2007


                                    ESCALA GROUP INC.



                                    By: /s/ Matthew Walsh
                                        -----------------
                                        Matthew Walsh, President, CFO and
                                        acting CEO

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